EMFB-SUP

Summary Prospectus and Statutory Prospectus

Supplement dated July 13, 2018

The purpose of this supplement is to notify you of changes to the current prospectuses for Class A, C, R, R5, R6 and Y shares of the Invesco Emerging Markets Flexible Bond Fund

The following sentence is hereby added to the end of the first paragraph under the heading entitled “Principal Investment Strategies of the Fund” in each of the Fund’s prospectuses:

Emerging market countries are those countries in the world other than the United States, Canada, Japan, Australia, New Zealand, Norway, Switzerland, Hong Kong, Singapore, Israel, Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Portugal, Spain, Sweden and the United Kingdom.

In the section entitled “Investment Objective(s), Strategies, Risks and Portfolio Holdings,” the information with respect to the Fund under the heading “Objective(s) and Strategies” is hereby amended by deleting the last sentence of the second paragraph in each prospectus and replacing it with the following:

Emerging market countries are those countries in the world other than the United States, Canada, Japan, Australia, New Zealand, Norway, Switzerland, Hong Kong, Singapore, Israel, Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Portugal, Spain, Sweden and the United Kingdom. The Schedule of Investments included in the Fund’s annual and semi-annual reports identifies the countries in which the Fund had invested, as of the date of the reports.

Please keep this supplement for future reference.

EMFB-SUP